UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 23, 2003


                             -----------------------
                            NANOMETRICS INCORPORATED
                             -----------------------
             (Exact name of registrant as specified in its charter)


California                           0-13470                 94-2276314
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(State or other jurisdiction    (Commission File             (IRS Employer
of incorporation)                    Number)                 Identification No.)


1550 Buckeye Drive, Milpitas, California                           95035
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(Address of principal executive offices)                           (Zip Code)


        Registrant's telephone number, including area code (408) 435-9600


                                       N/a
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          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

         (c)      Exhibits

         99.1 Press Release, dated October 23, 2003, announcing registrant's third quarter financial results.


Item 9. Regulation FD Disclosure

         The information under this Item 9 is also being furnished pursuant Item 12 of Form 8-K.

         On October 23, 2003, registrant made an earnings release, the text of which is set forth in Exhibit 99.1 attached hereto and is being furnished pursuant to Item 12 of From 8-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NANOMETRICS INCORPORATED


                                    /s/ Paul B. Nolan
                                    -----------------------
                                    Paul B. Nolan
                                    Chief Financial Officer
                                    October 23, 2003

                                  EXHIBIT INDEX


Exhibit No.       Description
----------        -----------
99.1              Press Release, dated October 23, 2003, announcing registrant's third quarter financial results.